SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

PATCH INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

1220 – 666 Burrard Street, Vancouver, British Columbia V6C 2X8 Canada

(Address of principal executive offices)(Zip Code)

(604) 688-2790

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document
99.1	Press Release dated November 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
November 15, 2006	By: /s/ John P. Thornton John P. Thornton, President

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